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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                        The Hallwood Group Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                        THE HALLWOOD GROUP INCORPORATED

                            NOTICE OF ANNUAL MEETING

Dear Hallwood Group Stockholder:

     On behalf of the board of directors, you are cordially invited to attend the Annual Meeting of Stockholders of The Hallwood Group Incorporated (the "Company"). The annual meeting will be held on Wednesday, May 14, 2003, at 1:00 p.m. local time, at the offices of the Company, located at 3710 Rawlins, Suite 1500, Dallas, Texas, 75219.

     At the annual meeting we will:

          1. Elect one director to hold office for three years; and

          2. Transact any other business properly presented at the meeting.

     Only stockholders of record at the close of business on Friday, March 28, 2003 are entitled to notice of and to vote at the annual meeting.

                                           By order of the Board of Directors

                                           MELVIN J. MELLE
                                           Secretary

April 24, 2003

     YOUR BOARD OF DIRECTORS URGES YOU TO VOTE UPON THE MATTERS PRESENTED. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. EXECUTING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.

                        THE HALLWOOD GROUP INCORPORATED
                            3710 RAWLINS, SUITE 1500
                              DALLAS, TEXAS 75219

                             ---------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 14, 2003

                             ---------------------

     This proxy statement and the accompanying proxy are first being mailed on or about April 24, 2003. The accompanying proxy is solicited by the board of directors of the Company.
--------------------------------------------------------------------------------

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

1.   Q:    WHO IS ENTITLED TO VOTE?

     A:    Stockholders of record at the close of business on Friday,
           March 28, 2003, the "record date," are entitled to vote at the annual meeting.
-----------------------------------------------------------------------

2.   Q:    WHAT MAY I VOTE ON?

     A:    You may vote on:

           (1) the election of one nominee to serve on the board of directors for three years; and

           (2) any other business properly presented at the meeting.
-----------------------------------------------------------------------

3.   Q:    HOW DO I VOTE?

     A:    Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the election of the nominee for
           director. Abstentions, broker non-votes and proxies
           directing that the shares are not to be voted will not be
           counted as a vote in favor of the nominee.
-----------------------------------------------------------------------

4.   Q:    HOW CAN I REVOKE MY PROXY?

     A:    You have the right to revoke your proxy at any time by:
           (1)  notifying our corporate secretary in writing before the meeting;
           (2)  voting in person; or
           (3)  returning a later-dated proxy card before the meeting.
           Attending the meeting is not sufficient to revoke your proxy unless you also take one of the actions above.
-----------------------------------------------------------------------

5.   Q:    HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE
           PROPOSAL?

     A:    Your board of directors recommends that you vote FOR the
           nominee for director.
-----------------------------------------------------------------------

6.   Q:    HOW MANY SHARES CAN VOTE AT THE ANNUAL MEETING?

     A:    As of the record date, there were 1,361,343 shares of common stock outstanding and entitled to vote at the annual
           meeting. You are entitled to one vote for each share of
           common stock you hold.
-----------------------------------------------------------------------

7.   Q:    WHAT IS A "QUORUM?"

     A:    A "quorum" is a majority of the outstanding shares. A quorum may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be valid. If you submit a properly executed proxy card, even if you abstain from
           voting, you will be considered part of the quorum. In
           addition, broker non-votes will be counted toward
           determining the presence of a quorum.
-----------------------------------------------------------------------

                            SOLICITATION OF PROXIES

     The cost of preparing, assembling, printing and mailing this proxy statement and the enclosed proxy form and the cost of soliciting proxies related to the annual meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who are beneficial owners of shares of common stock listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of the solicitation. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company and its subsidiaries, but no additional compensation will be paid to those individuals on account of their activities. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies, for which it will be paid a fee of $2,500 plus reimbursement of reasonable out-of-pocket expenses. We estimate that total costs of the proxy solicitation will be approximately $4,000.

                              ELECTION OF DIRECTOR

     The Company's board of directors is divided into three classes serving staggered three-year terms. At the annual meeting, you will elect one director to serve for three years.

     The individuals named on the enclosed proxy card intend to vote for the election of the nominee listed below, unless you direct them to withhold your vote. The nominee has indicated that he is able and willing to serve as director. However, if for some reason the nominee is unable to stand for election, the individuals named as proxies may substitute some other person for the nominee and may vote for that nominee.

     Below are the names and ages of the nominee and of the directors whose terms of office will continue after the annual meeting, the year in which each director was first elected as a director of the Company, their principal occupations or employment for at least the past five years, and other directorships they hold.

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM ENDING WITH THE 2006 ANNUAL MEETING

Anthony J. Gumbiner........  Mr. Gumbiner, age 58, has served as a director and
                             Chairman of the Board since 1981 and Chief
                             Executive Officer of the Company since 1984. He has also served as President and Chief Operating Officer since December 1999. He also served as Chairman of the Board and Chief Executive Officer of Hallwood Energy Corporation ("Old HEC") and its predecessors from 1987 until Old HEC was sold in May 2001, as a director of Hallwood Holdings, S.A. ("HHSA") since 1984 and has served as a director of Hallwood Realty, LLC, the general partner of Hallwood Realty Partners, L.P. ("HRP") and its predecessor since 1990. Mr. Gumbiner is a director and officer of new Hallwood Energy Corporation ("New HEC"), formed in 2002, in which the Company holds a 28% interest, along with other affiliated and unaffiliated investors. Mr. Gumbiner is also a solicitor of the Supreme Court of Judicature of England.

DIRECTOR CONTINUING IN OFFICE UNTIL THE 2004 ANNUAL MEETING

J. Thomas Talbot...........  Mr. Talbot, age 67, has served as a director since
                             1981 and is Chairman of the Company's audit committee. He has been a partner of Shaw & Talbot, a commercial real estate investment and development company, since 1975, and of Pacific Management Group, an asset management firm, since 1986. He is also the owner of The Talbot Company. He has served as a director of Fidelity National Financial, Inc. since 1990. He has also served as a director of California Coastal Communities, Inc. (formerly Koll Real Estate Group) since August 1993. Mr. Talbot is an investor in New HEC.

DIRECTOR CONTINUING IN OFFICE UNTIL THE 2005 ANNUAL MEETING

Charles A. Crocco, Jr. ....  Mr. Crocco, age 64, has served as a director since
                             1981. He was a shareholder in, and is currently of counsel to, Crocco & De Maio, P.C., attorneys at law, for more than five years. He also has served as a director of First Banks America, Inc. (NYSE), a bank holding company, from 1989 until December 2002. Mr. Crocco is an investor in New HEC.

     Except as indicated above, neither the nominee nor the continuing directors hold a directorship in any company with a class of securities registered under
Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

     No family relationships exist between the nominee, the directors and the executive officers.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE INDIVIDUAL NOMINATED FOR ELECTION AS DIRECTOR.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     Messrs. Talbot (Chairman), Crocco and Gumbiner served as members of the Company's audit committee during the year ended December 31, 2002. The audit committee met five times during this period and was charged with the responsibility of reviewing the annual audit report and the Company's accounting practices and procedures, and recommending to the board of directors the firm of independent public accountants to be engaged for the following year.

     The board of directors does not have a standing nominating or compensation committee.

     During the year ended December 31, 2002, the board of directors held four
(4) meetings. Each director attended at least 75% of (1) the total number of meetings held by the board of directors, and (2) the total number of meetings held by all committees of the board of directors on which he served.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information as to the beneficial ownership of shares of the Company's common stock as of the close of business on the record date (1) for any person or "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act, who, or which the Company knows, owns beneficially more than 5% of the outstanding shares of the Company's common stock; (2) for the continuing directors and the nominee for director; and (3) for all directors and executive officers as a group. Unless otherwise noted, the address of each person listed below is 3710 Rawlins, Suite 1500, Dallas, Texas 75219.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL     PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNERSHIP(1)      OF CLASS(1)
------------------------------------                          -----------------   -----------
Alpha Trust.................................................       764,775(2)        56.2
  Le Roccabella
  24 Princess Grace Avenue
  Monte Carlo, 98000 Monaco
Charles A. Crocco, Jr. .....................................        15,825(3)         1.1
J. Thomas Talbot............................................        15,000(3)         1.1
Anthony J. Gumbiner.........................................       150,000(4)         9.9
William L. Guzzetti.........................................            --(5)          --
Melvin J. Melle.............................................        13,500(6)         1.0
All directors and executive officers as a group (5
  persons)..................................................       959,100           61.7

---------------

(1) Assumes, for each person or group listed, the exercise of all stock options or other rights held by that person or group that are exercisable within 60 days, according to Rule 13d-3(d)(1)(i) of the Securities Exchange Act, but the exercise of none of the derivative securities owned by any other holder of options. Unless otherwise noted, the address of each individual listed above is 3710 Rawlins, Suite 1500, Dallas, Texas 75219.

(2) Mr. Gumbiner has the power to designate and replace the trustees of Alpha Trust. Mr. Gumbiner and his family are among the discretionary beneficiaries of Alpha Trust.

(3) Includes currently exercisable options to purchase 15,000 shares of common stock.

(4) Includes currently exercisable options to purchase 150,000 shares of common stock. Does not include 764,775 shares of common stock beneficially owned by Alpha Trust, through Hallwood Investments Limited which is wholly-owned by Alpha Trust. Mr. Gumbiner and Alpha Trust share voting and investment power with respect to such shares. In addition, Mr. Gumbiner holds currently exercisable options to purchase 25,800 units of HRP.

(5) Mr. Guzzetti does not own any shares or hold any options to purchase shares of the Company. He owns 100 units of HRP and currently exercisable options to purchase 15,000 units of HRP.

(6) Includes currently exercisable options to purchase 13,500 shares of common stock.

                             EXECUTIVE COMPENSATION

     The total compensation paid for each of the years ended December 31, 2002, 2001 and 2000 to the Chief Executive Officer, and the other executive officers who received cash compensation in excess of $100,000 for 2002, referred to collectively as the "Named Executive Officers," is set forth in the following Summary Compensation Table.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                               --------------------
                                  ANNUAL COMPENSATION                          SECURITIES
                            --------------------------------    OTHER ANNUAL   UNDERLYING    LTIP       ALL OTHER
NAME AND PRINCIPAL          CALENDAR                            COMPENSATION    OPTIONS/    PAYOUTS    COMPENSATION
POSITION                      YEAR     SALARY($)    BONUS($)        ($)         SARS(#)       ($)          ($)
------------------          --------   ---------    --------    ------------   ----------   -------    ------------
Anthony J. Gumbiner.......    2002            0(1)        0(1)         0           (5)            0         7,802(8)
  Chairman, President and     2001      114,176(1)        0(1)         0           (5)           (6)    1,884,009(8)
  Chief Executive Officer     2000      300,000(1)  497,100(1)         0           (5)           (6)        7,802(8)

William L. Guzzetti.......    2002      208,333(2)  169,000(3)         0           (5)            0         7,700(9)
  Executive Vice President    2001      397,505(2)  169,000(3)         0           (5)      170,413(7)  1,861,645(9)
                              2000      413,144(2)  615,100(3)         0           (5)       67,878(7)      5,100(9)

Melvin J. Melle...........    2002      208,333      10,000        3,246(4)        (5)            0        13,380(10)
  Vice President, Chief       2001      208,333      10,000        3,246(4)        (5)            0        13,323(10)
  Financial Officer and       2000      208,333           0        3,246(4)        (5)            0        13,575(10)
  Secretary

---------------

(1) Consists of $114,176 in salary paid by Old HEC for 2001 and $300,000 in salary and $497,100 in bonus paid by Old HEC in 2000. In addition, the Company paid HSC Financial Corporation ("HSC Financial"), an entity with which Mr. Gumbiner is associated, consulting fees of $795,000 for 2002, $682,500 for 2001 and $495,000 for 2000, primarily in connection with HSC Financial's activities on behalf of the Company's subsidiaries. See "Certain Relationships and Related Transactions." In each of March 2003, 2002 and 2001, the board of directors of Hallwood Realty, LLC approved a bonus to HSC Financial in the amount of $150,000, which was paid by HRP, and in March 2003 and 2002 the Board of Directors of Hallwood Commercial Real Estate, LLC ("HCRE") approved a bonus of $33,000, each of which was paid by HCRE.

(2) Consists of $208,333 paid by HRP for each of 2002, 2001 and 2000 and $189,172 paid by Old HEC and its affiliates for 2001 and $204,811 paid by Old HEC and its affiliates for 2000.

(3) Consists of $24,000 paid by HRP and $145,000 paid by HCRE for each of 2002 and 2001, and $591,100 paid by Old HEC and its affiliates and $24,000 paid by HRP for 2000.

(4) Represents reimbursements to compensate for the income tax effect of payment for life and/or disability insurance.

(5) Consists of the following options granted during calendar years ended 2002, 2001 and 2000. "HWG" refers to the Company. The Old HEC options were purchased in the tender offer.

                                                                      SECURITIES UNDERLYING
                                                                         OPTIONS/SARS (#)
                                                                      ----------------------
NAME                                                        COMPANY   2002    2001     2000
----                                                        -------   ----   ------   ------
Anthony J. Gumbiner.......................................      HWG    0          0   66,300
                                                            Old HEC    0     92,702   71,300
William L. Guzzetti.......................................  Old HEC    0     54,867   42,200
Melvin J. Melle...........................................      HWG    0          0    4,500

---------------

(6) Payouts were made to HSC Financial in the amount of $677,621 pursuant to Old HEC's Phantom Working Interest Incentive Plan in 2001 and $230,884 in 2000.

(7) Consists of $170,413 paid pursuant to Old HEC's Phantom Working Interest Incentive Plan in 2001 and $67,878 in 2000.

(8) Consists of $876,207 paid pursuant to a separation agreement with Old HEC in 2001 and $1,000,000 in consideration for Mr. Gumbiner's entering into a noncompetition agreement with Old HEC in 2001, and $7,802 representing payments for term life insurance premiums in each of 2002, 2001 and 2000.

(9) Consists of $956,545 paid pursuant to a separation agreement with Old HEC in 2001, $900,000 in consideration for Mr. Guzzetti's entering into a noncompetition agreement with Old HEC in 2001; $7,700 for payment of Special Bonus Plan in lieu of contribution to a Tax Favored Savings Plan in 2002 and $5,100 for payment of Special Bonus Plan in lieu of contribution to a Tax Favored Savings Plan in each of 2001 and 2000.

(10) Consists of $5,680 premium payment for term life insurance premiums for 2002, 2001 and 2000, respectively, and $7,700, $7,643 and $7,895 in 2002,
     2001 and 2000, respectively, for payment of Special Bonus Plan in lieu of contribution to a Tax Favored Savings Plan.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     No options to purchase shares of the Company's or any of its affiliated entities' common stock were granted to Named Executive Officers during 2002.

                        AGGREGATED OPTION/SAR EXERCISES
                   AND OPTION/SAR VALUES AT DECEMBER 31, 2002

     The following table discloses for each of the Named Executive Officers who have been granted options to purchase securities of the Company or its subsidiaries, the number of options held by each of the Named Executive Officers and the potential realizable values for their options at December 31, 2002. None of the Named Executive Officers exercised any options during the year ended December 31, 2002, and the Company has not granted SARs.

                                                                   SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                                                                        UNEXERCISED                IN-THE-MONEY
                                   SECURITIES                         OPTIONS/SARS AT             OPTIONS/SARS AT
                                   UNDERLYING                      DECEMBER 31, 2002(#)        DECEMBER 31, 2002($)
                                    EXERCISED         VALUE      -------------------------   -------------------------
NAME                    ENTITY   OPTIONS/SARS(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                    ------   ---------------   -----------   -------------------------   -------------------------
Anthony J. Gumbiner...  HWG             0               0                150,000/0                          0/0
                        HRP             0               0                 25,800/0                  1,814,385/0
William L. Guzzetti...  HRP             0               0                 15,000/0                  1,054,875/0
Melvin J. Melle.......  HWG             0               0                 13,500/0                          0/0

                           COMPENSATION OF DIRECTORS

     For the year ended December 31, 2002, Messrs. Crocco and Talbot received director fees of $27,500 and are entitled to receive $500 for each day spent on business of the Company, other than attendance at board meetings. Mr. Talbot received $500 for time spent on Company business other than attendance at board meetings. Each director is also reimbursed for expenses reasonably incurred in connection with the performance of his duties. Additional information regarding consulting agreements with, or services provided by, Mr. Gumbiner through HSC Financial is included in "Certain Relationships and Related Transactions" and "Compensation Committee Interlocks and Insider Participation," below.

                              EMPLOYMENT AGREEMENT

     During the year ended December 31, 2002, the Company had an employment agreement with Mr. Melle. Mr. Melle's employment agreement provides for payment of a salary of $200,000 per year plus an annual bonus in an amount as may be determined by the board of directors. In addition, the employment agreement provides that the Company will maintain $500,000 of life insurance benefits on behalf of Mr. Melle and, for the year ended December 31, 2002, the Company paid premiums in the amount of $5,680 for this life insurance. Mr. Melle's employment agreement continued under the same terms and conditions until December 31, 2002, at which time it was automatically extended for one year and will be automatically extended annually unless terminated by either party. In addition, Mr. Melle receives an annual Christmas bonus of $8,333.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Since November 1997, the board of directors as a whole has performed the functions of the compensation committee. References to the Company's compensation committee in this proxy statement refer to the board of directors, acting in its capacity as the compensation committee.

     During 2002, Messrs. Gumbiner and Guzzetti served on the board of directors of Hallwood Realty, LLC, the general partner of HRP and on the board of directors of New HEC. For HRP, the audit committee of the board of directors served as the compensation committee, Mr. Gumbiner was the Chief Executive Officer and Mr. Guzzetti was the Chief Operating Officer of HRP.

     As general partner of HRP, Hallwood Realty, LLC earns an asset management fee and certain related fees from HRP, which amounted to $618,000 for the year ended December 31, 2002. In addition, HRP reimbursed Hallwood Realty, LLC for $3,477,000 of costs incurred by Hallwood Realty, LLC on behalf of HRP during the year ended December 31, 2002. As property manager for HRP, the Company's HCRE subsidiary received management fees, leasing commissions and other fees from HRP and related parties of $4,762,000 during the year ended December 31, 2002. In addition, HRP reimbursed HCRE for $3,916,000 of costs incurred by HCRE on behalf of HRP during the year ended December 31, 2002.

     Since December 31, 1996, the Company has been a party to an agreement with HSC Financial under which HSC Financial provides international consulting and advisory services to the Company and its affiliates. The agreement currently provides for an annual fee of $795,000. According to this agreement, the Company reimburses HSC Financial for reasonable and necessary expenses in providing office space and administrative services used by Mr. Gumbiner. For the year ended December 31, 2002, HSC Financial was reimbursed in the amount of $392,000. Of the amounts paid in 2002, $98,000 was paid by the Company and $294,000 was paid by Hallwood Realty, LLC, as the general partner of HRP, for services rendered to HRP.

     Mr. Crocco, a director of the Company, is of counsel to the law firm Crocco & De Macio, P.C. The firm occasionally provides legal services to the Company. In 2002, the total of such fees was $6,918.

                             COMPENSATION COMMITTEE
                       REPORTS ON EXECUTIVE COMPENSATION

GENERAL

     The Company is a holding company with several subsidiaries and affiliated companies. Of the Named Executive Officers, Mr. Gumbiner was involved in the activities of all of the subsidiaries and affiliated companies, but received no cash compensation directly from the Company. HSC Financial, with which Mr. Gumbiner is associated, received consulting fees from the Company. The Company's board of directors, acting in its capacity as the compensation committee, approved the payments by the Company to HSC Financial. HSC Financial was also involved in the activities of Hallwood Realty, LLC and HCRE during 2002. Any bonuses paid to HSC Financial with respect to Hallwood Realty, LLC or HRP are determined by the board of directors of Hallwood Realty, LLC. The fees for services with respect to HCRE are determined by the board of HCRE, subject to the approval of Company's board of directors, acting in its capacity as the compensation committee.

     Mr. Guzzetti was involved in the activities of Hallwood Realty, LLC and HCRE during 2002. The compensation of Mr. Guzzetti with respect to his services to Hallwood Realty, LLC is determined by the board of directors of Hallwood Realty, LLC. The compensation for his services with respect to HCRE is determined by the by the board of HCRE, subject to the approval of Company's board of directors, acting in its capacity as the compensation committee.

     Mr. Melle is involved in the activities of the Company and of certain subsidiaries and affiliated companies, but for 2002 received compensation only from the Company. Accordingly, the compensation of Mr. Melle is determined solely by the Company's board of directors, acting in its capacity as the compensation committee.

     During calendar 2002, the Company invested $3,500,000 for 28% interest in New HEC, a private company, with other affiliated and unaffiliated investors. Messrs. Gumbiner and Guzzetti are directors and officers of New HEC, and in that capacity receive compensation from New HEC, as determined from time to time by the board of directors of New HEC. Messrs. Gumbiner and Guzzetti each also hold options to purchase up to 4% of the outstanding shares of New HEC, on a fully diluted basis, at the same price paid by the initial investors in New HEC, including the Company.

COMPENSATION BY THE COMPANY

     The Company's board of directors, acting in its capacity as the compensation committee, annually determines the compensation of the Company's executive officers and bases the amount of compensation on the board of directors' determination of the reasonable compensation for that officer. The members of the board of directors, through their business experience, are generally aware of prevailing compensation practices and regularly review and remain informed about the recent financial and operating experience of the Company. Based on this experience and review, the board of directors establishes compensation that it believes to be appropriate for each officer. Substantially all of the executive officers' compensation is paid as salary, although from time to time the Company has awarded substantial bonuses upon completion of significant transactions that provide material benefits to the Company.

     HCRE has contracted with Hallwood Realty, LLC to manage the properties controlled by Hallwood Realty, LLC. Mr. Guzzetti is the president and is primarily responsible for the operations of HCRE. HCRE's Executive Incentive Plan authorizes HCRE to pay annual cash bonuses in an amount up to 10% of HCRE's net operating income for the prior year. The actual amount to be paid and the allocation of the total amount to individual employees is recommended by Mr. Gumbiner, the chief executive officer of HCRE, and is approved by the board of directors of HCRE, which consists of Messrs. Gumbiner and Guzzetti. Any amount to be paid to an executive officer of the Company is subject to the approval of the board of directors. For 2002, the board of directors of the Company approved the payment of bonuses under the HCRE Executive Incentive Plan to HSC Financial of $33,000 and to Mr. Guzzetti of $145,000.

  2002 Members of the Board of Directors

        Charles A. Crocco, Jr.
        Anthony J. Gumbiner
        J. Thomas Talbot

COMPENSATION BY HALLWOOD REALTY, LLC

     The compensation paid by Hallwood Realty, LLC to HSC Financial and Mr. Guzzetti is determined by the entire board of directors of Hallwood Realty, LLC in consultation with Mr. Guzzetti, the president of Hallwood Realty, LLC. The compensation paid by Hallwood Realty, LLC consists of a salary for Mr. Guzzetti, and to the extent that Hallwood Realty, LLC's board of directors determines it to be appropriate, bonuses to Mr. Guzzetti and HSC Financial based on their determination that Hallwood Realty, LLC or HRP have experienced favorable operating results or completed transactions that benefit Hallwood Realty, LLC or HRP. For 2002, the board of directors did not consider any changes in Mr. Guzzetti's salary. In recognition of the benefits provided to HRP through their efforts during the year, Hallwood Realty, LLC's board of directors determined that it was appropriate to award a bonus of $150,000 to HSC Financial and a bonus of $24,000 to Mr. Guzzetti.

  2002 Members of the Hallwood Realty, LLC Board of Directors

        Anthony J. Gumbiner            Alan G. Crisp
        William L. Guzzetti            William F. Forsyth
        Edward T. Story

REPORT OF THE AUDIT COMMITTEE

     The audit committee is composed of three directors and operates under a charter adopted by the board of directors according to the rules and regulations of the SEC and the American Stock Exchange. The audit committee members are J. Thomas Talbot, chairman of the audit committee, Charles A. Crocco, Jr. and Anthony J. Gumbiner. The board of directors believes that Messrs. Talbot and Crocco are independent, as defined by the American Stock Exchange's Listed Company Guide. Mr. Gumbiner, although not "independent" for purposes of the rules and regulations of the American Stock Exchange, possesses certain experience and qualifications appropriate for service on the audit committee and, by virtue of his personal interest in the success of the Company, is considered to be a valuable member of the audit committee and provides an objective review of the functions and reports of the Company's independent auditors.

     Management is responsible for the Company's internal controls and the financial reporting process. Deloitte & Touche LLP ("D&T"), the Company's independent auditor, is responsible in accordance for performing an independent audit of the Company's consolidated financial statements with auditing standards generally accepted in the United States of America. The audit committee's responsibility is to monitor and oversee these processes. The audit committee also recommends to the board of directors the selection of the Company's independent auditors.

     In this context, the audit committee reviewed and discussed the audited financial statements with both management and D&T. Specifically, the audit committee has discussed with D&T matters required to be discussed by Statement on Auditing Standards No. 61.

     The audit committee received from D&T the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and has discussed with D&T the issue of its independence from the Company.

     Management is responsible for the Company's financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The audit committee's responsibility is to monitor and review these processes. It is not the audit committee's duty or its responsibility to conduct auditing or accounting reviews or procedures. Therefore, the audit committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The audit committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

     Based on the audit committee's review of the audited financial statements and its discussions with management and D&T noted above and the report of the independent auditors to the audit committee, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

  2002 Members of the Audit Committee of The Hallwood Group Incorporated

        J. Thomas Talbot
        Charles A. Crocco, Jr.
        Anthony J. Gumbiner

                               PERFORMANCE GRAPH

     The following performance graph compares the 5-year cumulative total return of the Company's common stock with that of the Russell 2000 Index and a peer group of issuers. The issuers included in the peer group are all publicly traded companies included in Standard Industrial Classification Code 6512 "Operators of Nonresidential Buildings," which consist of HRP, AmeriVest Properties, Inc. and Maxus Realty Trust, Inc.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG THE HALLWOOD GROUP INCORPORATED,
                            THE RUSSELL 2000 INDEX,
                                AND A PEER GROUP

                              (PERFORMANCE GRAPH)

-----------------------------------------------------------------------------------------------------------
                                       12/97       12/98       12/99       12/00       12/01       12/02
-----------------------------------------------------------------------------------------------------------
 THE HALLWOOD GROUP INCORPORATED      100          51          50          16          23          27
 RUSSELL 2000                         100          97         118         115         117          93
 PEER GROUP                           100         117         104          98         175         267

* $100 invested on 12/31/97 in stock or index -- including reinvestment of dividends. Fiscal year ending December 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CONSULTING AND MANAGEMENT AGREEMENTS

     Effective January 1997, the Company entered into an agreement with HSC Financial under which HSC Financial agreed to provide international consulting and advisory services to the Company and its affiliates for an annual fee of $825,000 and reimbursement for out-of-pocket and other reasonable expenses of HSC Financial. The agreement was amended to change the annual fee to $795,000 in May 2001.

STANWICK HOLDINGS, INC.

     The Company shares offices, facilities and staff with, and certain executive officers of the Company also served as executive officers or directors of, Stanwick Holdings, Inc. The Company pays the common general and administrative expenses of the two companies and charges Stanwick a fee for its allocable share of such expenses, which totaled $25,000 for the year ended December 31, 2002.

     Stanwick is a subsidiary of HHSA. Mr. Gumbiner is a director of HHSA. Under United States securities laws, HHSA and HSC Financial are associated, and HSC Financial could be considered to share beneficial ownership of substantially all of the outstanding shares of HHSA.

HALLWOOD INVESTMENTS LIMITED

     In March 2000 and September 2000, the Company entered into loan agreements with Hallwood Investments Limited, an entity associated with its chairman and principal stockholder, Anthony J. Gumbiner, in the amount of $1,500,000 and $1,000,000, respectively. Significant terms included: (1) a term of five years;
(2) a fixed interest rate of 10%; (3) interest and principal payments were deferred until maturity; (4) the loans were unsecured and subordinated to the Company's senior secured term loan; and (5) the loan amounts were convertible into common stock 12 months after date of issuance, if not previously repaid, at $10.13 per share, in the case of the March loan, and $6.47 per share, in the case of the September loan. Each conversion price was set as 115% of the market price of the Company's common stock on the date each loan was approved by the Company's independent board members. In March 2001, the Company entered into an additional loan agreement with Hallwood Investments Limited under similar terms and conditions in the amount of $1,500,000, with a conversion price of $6.12 per share.

     In accordance with the terms of the notes, the Company repaid the March and September 2000 notes in December 2001, for $1,760,417 and $1,120,555, respectively, and repaid the March 2001 note in March 2002 for $1,648,333, in each case including accrued interest.

CROCCO & DEMAIO, P.C.

     Crocco & De Maio, P.C. Mr. Crocco, a director of the Company, is of counsel to the law firm Crocco & De Macio, P.C. The firm occasionally provides legal services to the Company. In 2002, the total of such fees was $6,918.

                                    AUDITORS

     D&T served as the Company's independent auditors for the years ended December 31, 2002, 2001 and 2000 and has been selected to serve in that capacity again for the year ended December 31, 2003. A representative of D&T will be available at the annual meeting to respond to appropriate questions and will be given an opportunity to make a statement if desired.

                                   AUDIT FEES

     D&T has or is expected to provide services to the Company in the following categories and amounts:

                                                    CALENDAR YEARS
                                                  -------------------
                                                    2002       2001
                                                  --------   --------
Audit fees......................................  $260,343   $275,000
All other fees(1)...............................  $ 73,123   $155,000

---------------

(1) The audit committee determined that the provision of these services, the majority of which include tax compliance and tax planning services, is compatible with maintaining the principal accountants' independence.

                             STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal for action at the 2004 annual meeting and wishes to have the proposal considered for inclusion in the Company's proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act, the proposal must be submitted in writing to the Secretary of The Hallwood Group Incorporated, at 3710 Rawlins, Suite 1500, Dallas, Texas 75219 by December 21, 2003. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

     The Company's bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of individuals for election to the board of directors. In general, notice of a stockholder proposal or a director nomination for an annual meeting must be received by the Company 90 days or more before the date of the annual meeting and must contain specified information and conform to certain requirements, as set forth in the bylaws.

     If you wish to submit a proposal at the annual meeting, other than through inclusion in the proxy statement, you must notify the Company no later than February 14, 2004. If you do not notify the Company of your proposal by that date, the Company will exercise its discretionary voting power on that proposal.

     In addition, if you submit a proposal outside of Rule 14a-8 of the Securities Exchange Act for the 2004 annual meeting, and the proposal fails to comply with the advance notice procedure prescribed by the bylaws, then the Company's proxy or proxies may confer discretionary authority on the persons being appointed as proxies on behalf of management to vote on the proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's securities, to file reports of ownership and changes of ownership with the SEC and the American Stock Exchange. Officers, directors and 10% stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them.

     Based solely on review of copies of the forms received, the Company believes that, during the last fiscal year, all filing requirements under
Section 16(a) applicable to its officers, directors and 10% stockholders were timely.

                                 OTHER BUSINESS

     The Company is not aware of any other business to be presented at the annual meeting. All shares represented by proxies will be voted in favor of the nominee for director set forth in this proxy statement unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, the Company's proxy holders will vote on those matters according to their best judgment.

     Please note, however, that if your shares of common stock are voted against the nominee for director, the proxy holders will not use their discretion to vote your shares in favor of any adjournment or postponement of the annual meeting.

                                          By order of the Board of Directors

                                          MELVIN J. MELLE
                                          Secretary

April 24, 2003

                                                                    [2070-PS-03]

                                   DETACH HERE



                                      PROXY

                         THE HALLWOOD GROUP INCORPORATED

                  3710 RAWLINS, SUITE 1500 DALLAS, TEXAS 75219


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Charles A. Crocco, Jr. and J. Thomas Talbot, and each of them, as Proxies, each with the power to appoint their substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of The Hallwood Group Incorporated (the "Company"), held of record by the undersigned on March 28, 2003, at the Annual Meeting of Stockholders to be held on Wednesday, May 14, 2003, or any adjournment thereof.


         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of the nominee listed and at the discretion of the Proxies with respect to any other matter that is properly brought before the meeting.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

-----------                                                        -----------
SEE REVERSE                                                        SEE REVERSE
   SIDE                                                                SIDE
-----------                                                        -----------

THE HALLWOOD GROUP INCORPORATED
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

                                                                                                         FOR    AGAINST   ABSTAIN
  1. Election of Director.                    2. In their discretion, the Proxies are authorized         [ ]      [ ]       [ ]
     NOMINEE: (01) Anthony J. Gumbiner           to vote upon such other business as may
                                                 properly come before the meeting.

                  FOR       WITHHELD
                  [ ]         [ ]

                                                 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                              [ ]

                                                COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign, or if one signs he should attach evidence of his authority. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.


Signature:                         Date:                  Signature:                            Date:
         -------------------------      ----------------            ---------------------------      --------------------------